Exhibit 24



                    SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the Company's fiscal year ended October 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of January, 1995.



                                   ROBERT L. DILENSCHNEIDER
                                   --------------------------
                                   Robert L. Dilenschneider



(SEAL)




                    SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the Company's fiscal year ended October 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of January, 1995.



                                   THOMAS F. PETWAY, III
                                   ------------------------
                                   Thomas F. Petway, III



(SEAL)




                    SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the Company's fiscal year ended October 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of January, 1995.



                                   EUGENE MILLER
                                   -------------------
                                   Eugene Miller


(SEAL)


                    SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the Company's fiscal year ended October 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of January, 1995.



                                   MARSHALL L. BURMAN
                                   ---------------------
                                   Marshall L. Burman



(SEAL)



                    SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Annual Report on Form 10-K for the Company's fiscal year ended October 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of January, 1995.



                                   WILLIAM T. BACON, JR.
                                   -------------------------
                                   William T. Bacon, Jr.



(SEAL)